                                UNITED STATES                       OMB APPROVAL
                       SECURITIES AND EXCHANGE COMMISSION
           ---------------------------------------------------------------------
                                                 OMB Number:          3235-0056
                                                 Expires:      January 31, 2002
                                                 Estimated average burden
                                                 hours per response:          7
                                                 -------------------------------
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 THE KNOT, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Delaware                                  13-3895178
--------------------------------------------------------------------------------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)


462 Broadway, 6th Floor, New York, New York                             10013
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                               Name of each exchange on which
to be so registered                               each class is to be registered
       None                                                   None

------------------------------------- ------------------------------------------

------------------------------------- ------------------------------------------

------------------------------------- ------------------------------------------

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. / /

If this form relates to the registration of a class of securities pursuant
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. /X/

Securities Act registration statement file number to which this form 333-87345
(if applicable) relates:                                             ---------

Securities to be registered pursuant to Section 12(g) of the Act:
                          Common Stock, $.01 par value
--------------------------------------------------------------------------------
                                (Title of Class)

--------------------------------------------------------------------------------
                                (Title of Class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The description of the Common Stock, par value $.01 per share, of the Registrant under the caption "Description of Capital Stock" contained in the Registrant's Registration Statement on Form S-1 (File No. 333-87345), as filed with the Securities and Exchange Commission on September 17, 1999, as amended from time to time, is hereby incorporated by reference.

ITEM 2.  EXHIBITS.

    Number                         Description
     3.2 Form of Amended and Restated Certificate of Incorporation to be in effect upon the closing of the offering (incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (File No. 333-87345)).

     3.4 Form of Amended and Restated Bylaws to be in effect upon the closing of this offering (incorporated by reference to Exhibit
                3.4 to the Registrant's Registration Statement on Form S-1 (File No. 333-87345)).

     4.1        Specimen Common Stock Certificate (incorporated by reference to
                Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 (File No. 333-87345)).

    10.7 Third Amended and Restated Investor Rights Agreement, dated November 8, 1999 (incorporated by reference to Exhibit 10.7 to the Registration Statement on Form S-1 (File No.
                333-87345)).



                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     THE KNOT, INC.
                 ---------------------------------------------------------------
Date      NOVEMBER 24, 1999
          ----------------------------------------------------------------------
By       /s/ David Liu
         -----------------------------------------------------------------------
         David Liu, President, Chief Executive Officer and Chairman of the Board